Subsequent Event	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Event	Subsequent EventOn February 25, 2022, the Company received approval of membership in the Federal Home Loan Bank of Chicago (“FHLB”). In connection with membership, the Company will purchase approximately $3 million of stock in the FHLB. The Company will have borrowing capacity from the FHLB limited to (1) the amount of eligible assets to pledge and (2) 10% of net admitted assets.